Exhibit 4.1

NUMBER

SHARES

BLACK ROCK COFFEE BAR, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 092244 10 2

This Certifies That

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK WITH A PAR VALUE OF $0.00001 EACH OF

BLACK ROCK COFFEE BAR, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

BLACK ROCK COFFEE BAR, INC.
CORPORATE
SEAL
TEXAS

[SIGNATURE TO COME]

[TITLE TO COME]

[SIGNATURE TO COME]

[TITLE TO COME]

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING, INCORPORATED – MINNEAPOLIS

BLACK ROCK COFFEE BAR, INC. THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT – ____________ Custodian ____________ (Cust) (Minor) TEN ENT – as tenants by the entireties under Uniform Gifts to Minors JT TEN – as joint tenants with right of survivorship Act _______________________________ and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, ____________ hereby sell, assign, and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE. Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated __________________________ NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15. . PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE.